SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2003

W HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Puerto Rico	000-27377	66-0573197

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

19 West McKinley Street, Mayaguez, Puerto Rico 00680

(Address of principal executive offices)

Registrant’s telephone number, including area code: (787) 834-8000

Not Applicable

(Former name or former address, if changed since last report)

Item 7.      Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

1	Underwriting Agreement, dated August 27, 2003 by and among W Holding Company, Inc. and UBS Financial Services Incorporated of Puerto Rico.

4.1	Form of Certificate of Corporate Resolution designating the terms of W Holding Company, Inc.’s 6.90% Noncumulative Monthly Income Preferred Stock, 2003 Series G (“Series G Preferred Stock”).

4.2	Specimen Certificate for W Holding Company, Inc.’s Series G Preferred Stock.

5	Opinion of Hogan & Hartson L.L.P. as to the legality of the Series G Preferred Stock being registered pursuant to W Holding Company, Inc.’s registration statement on Form S-3, as amended (File No. 333-103905).

8.1	Opinion of Hogan & Hartson L.L.P. re: certain federal tax consequences.

8.2	Opinion of AXTMAYER PSC re: certain Puerto Rico tax consequences.

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5)

23.2	Consent of Hogan & Harston L.L.P. (included in Exhibit 8.1)

23.3	Consent of AXTMAYER PSC (included in Exhibit 8.2)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W HOLDING COMPANY, INC.
(Registrant)

/s/ Freddy Maldonado

Name: Freddy Maldonado
Title: Chief Financial Officer and Vice President
of Finance and Investment

Date: August 28, 2003

Exhibit Index

Exhibit Number	Description

1	Underwriting Agreement, dated August 27, 2003 by and among W Holding Company, Inc. and UBS Financial Services Incorporated of Puerto Rico.

4.1	Form of Certificate of Corporate Resolution designating the terms of W Holding Company, Inc.’s 6.90% Noncumulative Monthly Income Preferred Stock, 2003 Series G (“Series G Preferred Stock”).

4.2	Specimen Certificate for W Holding Company, Inc.’s Series G Preferred Stock.

5	Opinion of Hogan & Hartson L.L.P. as to the legality of the Series G Preferred Stock being registered pursuant to W Holding Company, Inc.’s registration statement on Form S-3, as amended (File No. 333-103905).

8.1	Opinion of Hogan & Hartson L.L.P. re: certain federal tax consequences.

8.2	Opinion of AXTMAYER PSC. re: certain Puerto Rico tax consequences.

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5)

23.2	Consent of Hogan & Harston L.L.P. (included in Exhibit 8.1)

23.3	Consent of AXTMAYER PSC (included in Exhibit 8.2)